INVESTMENTS IN AFFILIATES (Restated) - Components (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Equity Method Investments and Joint Ventures [Abstract]
Cost	$ 635,714	$ 805,595
Dividend	(179,079)	(126,281)
Equity in net earnings of other affiliates	85,122	62,319
Share of other comprehensive (loss) income in affiliate	(192)	4,630
Equity in net assets of affiliates	$ 541,565	$ 746,263	$ 766,024